UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (314) 342-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On October 3, 2011, Stifel Financial Corp. (the "Company") filed a prospectus supplement to its Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the "Commission") (No. 333-158301) (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), registering for resale by the selling stockholder named therein of up to 500,000 shares of the Company's common stock, consisting of 225,023 shares issued by the Company to the selling stockholder as initial share consideration (the "Initial Shares") in connection with the Company's acquisition of Stone & Youngberg LLC, as well as up to 274,977 additional shares which may be issued by the Company as additional contingent "earn-out" consideration in connection with that transaction (the "Earn-out Shares," and together with the Initial Shares, the "Shares").

In connection with filing of such prospectus supplement, the Company is filing a legal opinion as Exhibit No. 5.1 to this current report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

5.1	Opinion of Bryan Cave LLP
23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: October 3, 2011	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

5.1	Opinion of Bryan Cave LLP
23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)